GUIDE TO THE OPP RIGHTS OFFERING TRANSCRIPT

Welcome to the RiverNorth/DoubleLine Strategic Opportunity Fund, (“OPP”) Rights Offering.

To begin, let's start with the basics.

What exactly is a rights offering? In simple terms, it's an offer that gives existing shareholders, those who own shares as of the record date, the right, but not the obligation to purchase new shares of the fund. These new shares are typically offered at a discount to the fund's net asset value or market price at a predetermined formula.

So why do closed end funds conduct rights offerings in the first place?

Unlike open end mutual funds, which can raise new capital every day, closed-end funds have a fixed number of shares after their IPO. A rights offering allows the fund to bring in new capital later on. One of the few ways to grow its asset base after launch, and there can be several potential benefits for shareholders:

•	It can improve liquidity in the market by increasing the number of shares traded.

•	It gives shareholders the chance to buy additional shares at a favorable price, often below market, without paying commissions.

•	It can potentially reduce the fund's expense ratio, since costs are spread over a larger asset base.

•	And when markets are volatile, the fund may be able to deploy new capital into attractive opportunities at better valuations.

If you receive rights, you generally have three options:

•	You can exercise your rights to buy shares,

•	Sell your rights,

•	Or do nothing, although unused rights will expire worthless.

The rights are expected to begin trading on the New York Stock Exchange, October 30th, 2025. On a regular way basis, under OPP.RT. Stockholders who fully exercise their rights may also subscribe for any remaining shares not purchased by others. The expiration date is set for November 18th, 2025, which is when the subscription price will be calculated based on the 90% of net asset value or 95% of market price formula mentioned above.

To exercise your rights, simply contact your broker or financial advisor. After the offering concludes, it may take a few days for your new shares or expired rights to fully settle in your account.

It's important to remember RiverNorth cannot provide investment advice.

Please consult your financial professional to determine what's right for you. Thank you.

WHO SHOULD YOU CONTACT FOR MORE INFORMATION? First: Read the Press Release and Prospectus Supplement. Call your broker-dealer or financial advisor. Call the offering’s Information Agent (contact information is provided in the Prospectus Supplement). Call RiverNorth at 800.646.0148, Option 1 or e-mail us at CEF@rivernorth.com.

Investing involves risk and the potential loss of capital. This piece is only intended as a high-level summary and presented for informational purposes only. Investors are strongly encouraged to read the Prospectus Supplement and consult their financial advisor before making any investment decision. RiverNorth believes the information provided here is reliable, but does not warrant its accuracy or completeness. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. The views and strategies described may not be suitable for all investors. This information is provided as a resource for information only and should not be considered tax, legal, or investment advice. References to specific securities, asset classes, and financial markets are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

The Fund is a closed-end fund and does not continuously issue stock for sale as open-end mutual funds do. The Fund now trades in the secondary market. Investors wishing to buy or sell stock need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market value.

Past performance is no guarantee of future results.

Investors should read the prospectus supplement and accompanying prospectus, when available, and consider the investment objective, risks, fees and expenses of the Fund carefully before investing. To obtain a copy of the prospectus supplement and accompanying prospectus, when available, visit www.rivernorth.com or call 844.569.4750. Please read them carefully before investing.

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